UNITED STATES
                                      SECURITIES AND EXCHANGE COMMISSION
                                            Washington, D.C.  20549



                                                   FORM 8-K

                                                CURRENT REPORT



          Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  February 22, 1994





                                   CENTRAL LOUISIANA ELECTRIC COMPANY, INC.
                       (Exact name of registrant as specified in its charter)





    Louisiana                       1-5663                         72-0244480
(State or other jurisdiction  (Commission file number)          (IRS Employer
  of incorporation)                                          Identification No.)



      2030 Donahue Ferry Road,
        Pineville, Louisiana                                         71360-5226
(Address of principal executive offices)                             (Zip Code)



          Registrant's telephone number, including area code:  (318) 484-7400





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Item 5.      Other Events
- -------      ------------

             Central Louisiana Electric Company, Inc. (the "Company") announced its interest in purchasing Teche Electric Cooperative, Inc. ("Teche"). Gregory L. Nesbitt, president and chief executive officer of the Company proposed to the president of the cooperative that the two utilities explore the acquisition of Teche by the Company. The cooperative's service area, which is in Iberia, St. Martin and St. Mary parishes (counties), is adjacent to and very similar to the Company's. Its customer base is approximately 8,600 customers.

             On February 23, 1994, Teche officials issued a news release indicating their intent to resist the acquisition.


Item 7.      Financial Statements and Exhibits
- -------      ---------------------------------

             (c)  Exhibits.

                  1 News Release dated February 22, 1994 announcing Central Louisiana Electric Company's interest in purchasing Teche Electric Cooperative.


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                                             SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.




                        Central Louisiana Electric Company, Inc.
                                    (Registrant)




                            By:  David M. Eppler
                                 ---------------------------
                                 David M. Eppler
                                 Vice President - Finance



Date:  March 1, 1994






















8K-FEB94.MS
VR 50-01-000001

                                                 UNITED STATES
                                      SECURITIES AND EXCHANGE COMMISSION
                                            WASHINGTON, D.C.  20549














                                   CENTRAL LOUISIANA ELECTRIC COMPANY, INC.












                                                   EXHIBITS
                                             TO CURRENT REPORT ON
                                       FORM 8-K DATED FEBRUARY 22, 1994











                                                 Commission File Number 1-5663


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